                                                                    Exhibit 99.8

                                                                                Monthly Operating Report
-----------------------------------------
CASE  NAME:  AIRCRAFT LEASING, INC.                                                   ACCRUAL BASIS
-----------------------------------------
-----------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                                    02/13/95, RWD, 2/96
-----------------------------------------
-----------------------------------------
JUDGE:  BARBARA J. HOUSER
-----------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING:  JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:
/s/ Drew Keith                                                               CHIEF FINANCIAL OFFICER
--------------------------------------------                    -------------------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                           TITLE

DREW KEITH                                                                           7/27/01
--------------------------------------------                    -------------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                     DATE

PREPARER:

/s/ Kevin K. Craig                                                         CONTROLLER, KITTY HAWK INC.
--------------------------------------------                    -------------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                                     TITLE

KEVIN K. CRAIG                                                                       7/27/01
--------------------------------------------                    -------------------------------------------------
PRINTED NAME OF PREPARER                                                              DATE

                                                                              Monthly Operating Report

---------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                                ACCRUAL BASIS-1
---------------------------------------
---------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                                 02/13/95, RWD, 2/96
---------------------------------------

COMPARATIVE  BALANCE  SHEET
                                                     SCHEDULE            MONTH                MONTH                MONTH
                                                                --------------------------------------------------------------
ASSETS                                                AMOUNT           APRIL,2001           MAY, 2001           JUNE, 2001
------------------------------------------------------------------------------------------------------------------------------
    1.  UNRESTRICTED  CASH                         $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
    2.  RESTRICTED  CASH                           $           0       $     966,432        $      60,243         $    455,714
------------------------------------------------------------------------------------------------------------------------------
    3.  TOTAL  CASH                                $           0       $     966,432        $      60,243         $    455,714
------------------------------------------------------------------------------------------------------------------------------
    4.  ACCOUNTS  RECEIVABLE  (NET)                $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
    5.  INVENTORY                                  $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
    6.  NOTES  RECEIVABLE                          $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
    7.  PREPAID  EXPENSES                          $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                       ($33,904,344)       ($14,172,631)        ($11,857,761)         ($8,077,986)
------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  CURRENT  ASSETS                      ($33,904,344)       ($13,206,199)        ($11,797,518)         ($7,622,272)
------------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY,  PLANT  &  EQUIPMENT             $  81,907,719       $  73,916,638        $  73,916,637         $ 65,781,639
------------------------------------------------------------------------------------------------------------------------------
   11.  LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                   $  33,669,772       $  35,095,181        $  35,534,745         $ 30,599,984
------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PROPERTY,  PLANT  &
        EQUIPMENT                                  $  48,237,946       $  38,821,457        $  38,381,892         $ 35,181,655
------------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                          $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   14.  OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)               $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)                        $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                               $  14,333,602       $  25,615,258        $  26,584,374         $ 27,559,383
------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS  PAYABLE                                              $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   18.  TAXES  PAYABLE                                                 $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   19.  NOTES  PAYABLE                                                 $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL  FEES                                             $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   21.  SECURED  DEBT                                                  $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   22.  OTHER  (ATTACH  LIST)                                          $   4,167,107        $   4,558,270         $  4,951,273
------------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL  POSTPETITION
        LIABILITIES                                                    $   4,167,107        $   4,558,270         $  4,951,273
------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
   24.  SECURED  DEBT                              $   2,811,382       $       8,791        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY  DEBT                             $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED  DEBT                            $           0       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                        $   1,300,001       $   2,399,516        $   2,399,516         $  2,399,516
------------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL  PREPETITION  LIABILITIES            $   4,111,383       $   2,408,307        $   2,399,516         $  2,399,516
------------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                          $   4,111,383       $   6,575,414        $   6,957,786         $  7,350,789
------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION  OWNERS'  EQUITY               $           0       $  12,789,185        $  12,789,185         $ 12,789,185
------------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                             $   6,250,659        $   6,837,403         $  7,419,409
------------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)                                          $           0
------------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL  EQUITY                              $           0       $  19,039,844        $  19,626,588         $ 20,208,594
------------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                            $   4,111,383       $  25,615,258        $  26,584,374         $ 27,559,383
------------------------------------------------------------------------------------------------------------------------------
                                                                       $           0        $           0         $          0
------------------------------------------------------------------------------------------------------------------------------


                                                                      Monthly Operating Report
--------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                       ACCRUAL BASIS-2
--------------------------------------
--------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                         02/13/95, RWD, 2/96
--------------------------------------

INCOME STATEMENT

                                                        MONTH              MONTH              MONTH              QUARTER
                                                 -------------------------------------------------------
REVENUES                                             APRIL, 2001         MAY, 2001         JUNE, 2001             TOTAL
------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                 $  969,000         $  969,000         $  969,000          $  2,907,000
------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                      $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                    $  969,000         $  969,000         $  969,000          $  2,907,000
------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                        $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                   $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                    $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                   $  969,000         $  969,000         $  969,000          $  2,907,000
------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                 $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                           $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                        $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                  $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                             $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                      $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                $  969,000         $  969,000         $  969,000          $  2,907,000
------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                    ($979)             ($117)           ($1,009)              ($2,105)
------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)              $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                               $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                        $  444,564         $  439,564         $  439,565          $  1,323,693
------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                    $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                              ($444,564)         ($448,355)         ($444,565)          ($1,337,484)
------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                         ($979)           ($8,908)           ($6,009)             ($15,896)
------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                              $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                             $        0         $        0         $    5,000          $      5,000
------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                             $        0         $        0         $        0          $          0
------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                 $        0         $        0         $    5,000          $      5,000
------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                     $  387,992         $  391,163         $  388,003          $  1,167,158
------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                             $  581,987         $  586,745         $  582,006          $  1,750,738
------------------------------------------------------------------------------------------------------------------------------
                                                        $        0         $        0         $        0
------------------------------------------------------------------------------------------------------------------------------


                                                                        Monthly Operating Report
--------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                         ACCRUAL BASIS-3
--------------------------------------
--------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                         02/13/95, RWD, 2/96
--------------------------------------

                                                     MONTH              MONTH               MONTH              QUARTER
CASH  RECEIPTS  AND                           ----------------------------------------------------------
DISBURSEMENTS                                     APRIL, 2001         MAY, 2001           JUNE, 2001            TOTAL
----------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                   $  173,456         $  966,432             $ 60,243          $  173,456
----------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                   $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                   $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                                  $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                    $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)            $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                              $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                         $1,000,979         $      117             $501,009          $1,502,105
----------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                $1,000,979         $      117             $501,009          $1,502,105
----------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                               $1,000,979         $      117             $501,009          $1,502,105
----------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                        $1,174,435         $  966,549             $561,252          $1,675,561
----------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                  $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                            $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID            $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                     $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                     $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                     $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                          $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                             $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                        $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                 $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                       $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                      $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                   $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                         $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS               $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                            $  208,003         $  906,306             $105,538          $1,219,847
----------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                           $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                         $        0         $        0             $      0          $        0
----------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES               $  208,003         $  906,306             $105,538          $1,219,847
----------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                          $  208,003         $  906,306             $105,538          $1,219,847
----------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                               $  792,976          ($906,189)            $395,471          $  282,258
----------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                           $  966,432         $   60,243             $455,714          $  455,714
----------------------------------------------------------------------------------------------------------------------------

                                                                                Monthly Operating Report
----------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                                  ACCRUAL BASIS-4
----------------------------------------
----------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                                   02/13/95, RWD, 2/96
----------------------------------------

                                                             SCHEDULE             MONTH                 MONTH            MONTH
                                                                              ------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                   AMOUNT           APRIL,2001             MAY, 2001         JUNE, 2001
------------------------------------------------------------------------------------------------------------------------------------
1.       0-30                                                    $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------
2.       31-60                                                   $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------
3.       61-90                                                   $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------
4.       91+                                                     $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------
5.       TOTAL  ACCOUNTS  RECEIVABLE                             $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------
6.       AMOUNT  CONSIDERED  UNCOLLECTIBLE                       $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------
7.       ACCOUNTS  RECEIVABLE  (NET)                             $0                   $0                    $0             $0
------------------------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                           MONTH:  JUNE, 2001
                                                                                                         -------------------

                                                             0-30           31-60           61-90          91+
TAXES  PAYABLE                                              DAYS            DAYS            DAYS          DAYS                 TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.       FEDERAL                                            $   0          $    0          $    0            $  0                 $0
------------------------------------------------------------------------------------------------------------------------------------
2.       STATE                                              $   0          $    0          $    0            $  0                 $0
------------------------------------------------------------------------------------------------------------------------------------
3.       LOCAL                                              $   0          $    0          $    0            $  0                 $0
------------------------------------------------------------------------------------------------------------------------------------
4.       OTHER (ATTACH LIST)                                $   0          $    0          $    0            $  0                 $0
------------------------------------------------------------------------------------------------------------------------------------
5.       TOTAL  TAXES  PAYABLE                              $   0          $    0          $    0            $  0                 $0
------------------------------------------------------------------------------------------------------------------------------------
6.       ACCOUNTS  PAYABLE                                  $   0          $    0          $    0            $  0                 $0
------------------------------------------------------------------------------------------------------------------------------------


STATUS  OF  POSTPETITION  TAXES                                                        MONTH:           JUNE, 2001
                                                                                              ----------------------------

                                                  BEGINNING                 AMOUNT                                         ENDING
                                                     TAX                 WITHHELD AND/               AMOUNT                  TAX
FEDERAL                                          LIABILITY*               0R  ACCRUED                 PAID                LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
     1.  WITHHOLDING**                                 $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     2.  FICA-EMPLOYEE**                               $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     3.  FICA-EMPLOYER**                               $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     4.  UNEMPLOYMENT                                  $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     5.  INCOME                                        $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     6.  OTHER (ATTACH LIST)                           $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     7.  TOTAL  FEDERAL  TAXES                         $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------------------------
     8.  WITHHOLDING                                   $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
     9.  SALES                                         $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                        $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                  $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    12.  REAL  PROPERTY                                $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    13.  PERSONAL  PROPERTY                            $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                           $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    15.  TOTAL  STATE  &  LOCAL                        $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
    16.  TOTAL  TAXES                                  $0                       $0                       $0                       $0
------------------------------------------------------------------------------------------------------------------------------------
*   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.



                                                                     Monthly Operating Report
-------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                       ACCRUAL BASIS-5
-------------------------------------
-------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                         02/13/95, RWD, 2/96
-------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                               MONTH:       JUNE, 2001
                                                                     --------------------------------
BANK  RECONCILIATIONS                          Account #1   Account #2   Account #3
---------------------------------------------------------------------------------------------
A.           BANK:
---------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                                                         TOTAL
---------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):
---------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT           $      0                            $      0
---------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED    $      0                            $      0
---------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS          $      0                            $      0
---------------------------------------------------------------------------------------------
4.       OTHER  RECONCILING  ITEMS               $      0                            $      0
---------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS         $      0     $       0  $        0  $      0
---------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN
---------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
---------------------------------------------


                                                DATE OF      TYPE OF      PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE    INSTRUMENT     PRICE      VALUE
---------------------------------------------------------------------------------------------
7.       BANK ONE TRUST (ESCROW) 6801456800*       1/3/00  MONEY MARKET  $3,625,000  $      0
---------------------------------------------------------------------------------------------
8.       HSBC Bank USA (ESCROW) #10-876110        6/19/00  MONEY MARKET  $3,560,463  $455,714
---------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------
11.      TOTAL  INVESTMENTS                                                          $455,714
---------------------------------------------------------------------------------------------

CASH
---------------------------------------------

12.      CURRENCY ON HAND                                                            $      0
---------------------------------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                                               $455,714
---------------------------------------------------------------------------------------------


                                                                             Monthly Operating Report
---------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                               ACCRUAL BASIS-6
---------------------------------------
---------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                                 02/13/95, RWD, 2/96
---------------------------------------

                                                                                   MONTH:  JUNE, 2001
                                                                                         -----------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                      INSIDERS
-------------------------------------------------------------------------------------
                                   TYPE  OF             AMOUNT          TOTAL PAID
             NAME                  PAYMENT               PAID            TO DATE
-------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                                $0                $0
-------------------------------------------------------------------------------------


                                                      PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                               DATE  OF  COURT                                                                TOTAL
                              ORDER  AUTHORIZING        AMOUNT            AMOUNT         TOTAL  PAID         INCURRED
     NAME                          PAYMENT             APPROVED            PAID            TO  DATE         & UNPAID *
-------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                           $0                $0                $0                $0
-------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION  PAYMENTS


                                                       SCHEDULED         AMOUNTS
                                                        MONTHLY            PAID             TOTAL
                                                       PAYMENTS           DURING            UNPAID
                 NAME OF CREDITOR                         DUE             MONTH          POSTPETITION
-------------------------------------------------------------------------------------------------------
1.   FIRST SOURCE BANK                                           $0                $0                $0
     (865001)
-------------------------------------------------------------------------------------------------------
2.   FIRST SOURCE BANK                                           $0                $0                $0
     (RPS)
-------------------------------------------------------------------------------------------------------
3.   FIRST SOURCE BANK                                           $0                $0                $0
     (AIA)
-------------------------------------------------------------------------------------------------------
4.                                                                                                   $0
-------------------------------------------------------------------------------------------------------
5.                                                                                                   $0
-------------------------------------------------------------------------------------------------------
6.   TOTAL                                                       $0                $0                $0
-------------------------------------------------------------------------------------------------------


                                                                                 Monthly Operating Report
----------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                                                  ACCRUAL  BASIS-7
----------------------------------------
----------------------------------------
CASE  NUMBER:  400-42148-BJH-11                                                    02/13/95, RWD, 2/96
----------------------------------------

                                                                          MONTH:       JUNE, 2001
                                                                                ------------------------------

QUESTIONNAIRE
                                                                                                                    YES  NO
------------------------------------------------------------------------------------------------------------------------------------
1.          HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                                       X
            THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
2.          HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                                    X
            OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
------------------------------------------------------------------------------------------------------------------------------------
3.          ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                                        X
            LOANS) DUE  FROM RELATED PARTIES?
------------------------------------------------------------------------------------------------------------------------------------
4.          HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                                 X
            THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
5.          HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                                         X
            DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------------------------------------------------------------
6.          ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                            X
------------------------------------------------------------------------------------------------------------------------------------
7.          ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                                     X
            PAST  DUE?
------------------------------------------------------------------------------------------------------------------------------------
8.          ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                       X
------------------------------------------------------------------------------------------------------------------------------------
9.          ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
10.         ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                          X
            DELINQUENT?
------------------------------------------------------------------------------------------------------------------------------------
11.         HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                                        X
            REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
12.         ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a) $105,538 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)

INSURANCE

                                                                                                          YES           NO
-------------------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                            X
        NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                             X
-------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                           INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------------------
       TYPE  OF                                                                             PAYMENT AMOUNT
       POLICY                 CARRIER                           PERIOD COVERED               & FREQUENCY
----------------------------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     -------------------------------------
     CASE NAME: AIRCRAFT LEASING, INC.               ACCRUAL BASIS-Attachment
     -------------------------------------
     -------------------------------------
     CASE NUMBER: 400-42148-BJH-11
     -------------------------------------

                                                     MONTH:  JUNE, 2001
                                                     ---------------------------


MOR #               ITEM #       LIST OR EXPLANATION

1 - BS                8          a)  $50,000 Deposit for Retainer & Legal Fees
                                 from Bank One Trust to Lessor's Counsel
                                 b) ($8,127,986) Intercompany Cummulative
                                 Receivable/Payable Credit Balance

1 - BS               22          a) $4,946,273 Accrued Federal Income Taxes
                                 (Post-petition)
                                 b) $5,000 Accrued U.S. B.R. Trustee
                                 Disbursement Fees

1 - BS               27          a) $2,399,516 Accrued Taxes Payable
                                 (Pre-petition)

2 - IS               16          a) $1,009 Interest Income (from HSBC-Escrow
                                 account)

2 - IS               21          a) ($444,565) Credit for Allocation of A/C
                                 Costs to KH Cargo (vs I/C)

3 - CF                8          a) $1,009 Interest Income (from HSBC-Escrow
                                 account)

4 - AP               T6          a) Federal Income Taxes are now shown as Other
                                 Accrued Liabilities (due to deferred tax credits)

7 - QA                2          a) $105,538 Disbursement to Successor Trustee
                                 of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l

--------------------------------------------------------------------------------

====================================================================================================================================

        ----------------------------------------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.                                            FOOTNOTES SUPPLEMENT
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        CASE NUMBER: 400-42148-BJH-11                                                    ACCRUAL BASIS
        ----------------------------------------------------------------------

                                                                               MONTH:      June 2001
                                                                                        ----------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS FORM
             NUMBER             LINE NUMBER             FOOTNOTE / EXPLANATION
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              3                      8         All cash received into the subsidiary cash account is swept
        -------------------------------------------------------------------------------------------------------------------------
                                                 each night to Kitty Hawk, Inc. Master Account
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              3                      31        All disbursements (either by wire transfer or check), including payroll, are
        -------------------------------------------------------------------------------------------------------------------------
                                                 disbursed out of the Kitty Hawk, Inc. controlled disbursement
        -------------------------------------------------------------------------------------------------------------------------
                                                 account.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              4                      6         All assessments of uncollectible accounts receivable are done
        -------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
        -------------------------------------------------------------------------------------------------------------------------
                                                 down to Inc.'s subsidiaries as deemed necessary.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
              7                      3         All insurance policies are carried in the name of Kitty Hawk, Inc. and its
        -------------------------------------------------------------------------------------------------------------------------
                                                 subsidiaries. Therefore, they are listed here accordingly.
        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------